Exhibit 10.14

CONFIDENTIAL TREATMENT

Status: Pending Order Date: 12-16-2009 Revision Number: 1 Date: 01-07-2010

Kayak Insertion Order: IO02703

Insertion Order Details

Customer IO/PO# Agency Advertiser: Client Campaign	: : : Expedia : Expedia 2010	Contract Total Spend : [ ]* Flight Dates: 01-01-2010 to 12-31-2010

IO Contact:

Company Name : Expedia

Sales Contact : Kathryn Kennedy

Title: Director, NA Online Partnership Marketing

Email : kkennedy@expedia.com

Phone : (425) 679-7813

Fax : (425) 679-7240 main fax

Street Address : 3150 139th Ave. SE City : Bellevue

State : WA

Zip Code : 98005

Bill To:

Company Name: Expedia

Attention: SEM Billing Account

Email: sembilling@expedia.com

Phone: (425) 679-7200 main line

Fax: (425) 679-7240 main fax

Street Address: 3150 139th Ave. SE

City/State: Bellevue WA

Zip: 98005

Kayak Sales Contact:

Contact: Rich Bratton

Title: Advertising Sales Director

Email: rich@kayak.com

Phone: (702) 685-1353

Fax: (408) 521-3150

Kayak Trafficking & Billing Contact:

Contact: Jason Adams

Email: jadams@kayak.com

Phone: (408) 207-1911

Flight Dates

Start	End	Property(ies)/Product/Ad Size	Vertical/Targeting Type/Target	Quantity	Cost Model	Rate	Spend
01-01-10	12-31-10	Kayak Compare Strip Front Door	Hotels World	[]*	CPC	[]*	[]*
01-01-10	12-31-10	Kayak/SideStep Compare Strip Front Door	Flight World	[]*	CPC	[]*	[]*
01-01-10	12-31-10	Kayak Compare Strip Front Door	Cruise World	[]*	CPC	[]*	[]*
01-01-10	12-31-10	Kayak Compare Strip Front Door	Car Rental World	[]*	CPC	[]*	[]*
01-01-10	12-31-10	Sidestep Compare Strip Front Door	Cruise	[]*	CPC	[]*	[]*
01-01-10	12-31-10	Sidestep Compare Strip Front Door	Hotels	[]*	CPC	[]*	[]*
01-01-10	12-31-10	Kayak/SideStep Compare Strip Front Door	Flight	[]*	CPC	[]*	[]*
01-01-10	12-31-10	SideStep Compare Strip Front Door	Car Rental	[]*	CPC	[]*	[]*
01-01-10	12-31-10	RON SOP Text Links	Vacations World	[]*	CPC	[]*	[]*
01-01-10	12-31-10	RON SOP Text Links	Hotels World	[]*	CPC	[]*	[]*
01-01-10	12-31-10	RON SOP Text Links	Flight World	[]*	CPC	[]*	[]*
01-01-10	12-31-10	RON SOP Text Links	Cruise World	[]*	CPC	[]*	[]*
01-01-10	12-31-10	RON SOP Text Links	Car Rental World	[]*	CPC	[]*	[]*
01-01-10	12-31-10	Kayak/SideStep Sponsored Links Text Links	World	[]*	CPC	[]*	[]*
Total: []*

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Status: Pending Order Date: 12-16-2009 Revision Number: 1 Date: 01-07-2010

Kayak Insertion Order: IO02703

Legal Terms and Conditions:

Except as expressly set forth in the Modified or Additional Terms section below, this insertion Order is a contract governed by law and by the Standard Terms and Conditions for Internet Advertising for Media Buys of One Year or Less v 2.0 (the “IAB Terms”) which terms are set forth below in full. If there is a conflict between the Modified or Additional Terms set forth below and the IAB Terms, the Modified or Additional Terms shall govern.

Modified or Additional Terms:

Bill Terms: Wiling counts based on Kayak Software Corporation numbers	Payment Terms: Net 30
Termination: Either Kayak or Agency/Advertiser may terminate this insertion Order with 30 days prior written notice.	Legal Terms: Kayak Software Corporation
Links tracking activity generated by email products will be live for the duration of the promotion period or for 14 days after the date on which the promotion is launched, whichever is shorter.	Advertiser understands that Suite of Products (SOP) clicks will be delivered via either the Deals section and/or the Weekly Email Newsletter at Kayak’s sole discretion.

Notes:

The following Compare Strip placements are prechecked: Kayak Hotel and Kayak Car Rental

Agency /Advertiser Authorized Signature:	(illegible)	Date:	6-04-2010

Kayak Software Corporation Authorized Signature:	(illegible)	Date:	9-8-10

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.